                                                                    Exhibit 10.3
                                                                    ------------



                               VelocityHSI, Inc.

                          2000 EQUITY INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   PURPOSES OF THE PLAN.................................................    1
2.   DEFINITIONS..........................................................    1
3.   STOCK SUBJECT TO THE PLAN............................................    4
4.   ADMINISTRATION OF THE PLAN...........................................    5
5.   ELIGIBILITY..........................................................    6
6.   LIMITATIONS..........................................................    6
7.   TERM OF PLAN.........................................................    7
8.   TERM OF OPTION.......................................................    7
9.   OPTION EXERCISE PRICE AND CONSIDERATION..............................    7
10.  EXERCISE OF OPTION...................................................    9
11.  NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS.............   11
12.  GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS.........................   12
13.  TERMS OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS....................   13
14.  STOCK PURCHASE RIGHTS................................................   13
15.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.....   14
16.  TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS...................   16
17.  AMENDMENT AND TERMINATION OF THE PLAN................................   16
18.  STOCKHOLDER APPROVAL.................................................   17
19.  INABILITY TO OBTAIN AUTHORITY........................................   17
20.  RESERVATION OF SHARES................................................   17
21.  INFORMATION TO HOLDERS AND PURCHASERS................................   17
22.  REPURCHASE PROVISIONS................................................   18
23.  PARTICIPANT REPRESENTATIONS..........................................   18
24.  GOVERNING LAW........................................................   19
25.  RESTRICTIONS ON SHARES...............................................   19
26.  PROVISIONS REGARDING THE DISTRIBUTION................................   19

                               VelocityHSI, Inc.

                          2000 EQUITY INCENTIVE PLAN

     1.   Purposes of the Plan.  The purposes of the VelocityHSI, Inc. 2000
          --------------------
Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Acquisition" means (i) any consolidation or merger of the
                -----------
Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own, directly or indirectly, less than fifty percent (50%) of the Company's voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company; provided, however, that notwithstanding the foregoing, neither the Distribution nor the transactions contemplated by the Contribution and Distribution Agreement between BRE and the Company (the "Contribution and Distribution Agreement") shall constitute an Acquisition for purposes of the Plan.

          (b)  "Administrator" means the Board or the Committee (or, prior to
                -------------
the date of the Distribution, the Compensation Committee of the Board of Directors of BRE), as applicable, responsible for conducting the general administration of the Plan in accordance with Section 4 hereof; provided, however, that in the case of the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board.

          (c)  "Applicable Laws" means the requirements relating to the
                ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          (d)  "Board" means the Board of Directors of the Company.
                -----

          (e)  "BRE" means BRE Properties, Inc., a Maryland corporation.
                ---

          (f)  "BRE Common Stock" means the common stock of BRE, par value $.01
                ----------------
per share.

          (g)  "Code" means the Internal Revenue Code of 1986, as amended, or
                ----
any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

          (h)  "Committee" means a committee appointed by the Board in
                ---------
accordance with Section 4 hereof.

          (i)  "Common Stock" means the common stock of the Company, par value
                ------------
$.01 per share.

          (j)  "Company" means VelocityHSI, Inc., a Delaware corporation.
                -------

          (k)  "Consultant" means any consultant or advisor if: (i) the
                ----------
consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and (iii) the consultant or advisor is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

          (l)  "Director" means a member of the Board.
                --------

          (m)  "Distribution" means the distribution to the holders of BRE
                ------------
Common Stock of one share of Common Stock for each five shares of BRE Common Stock held by such stockholders, as more fully described in the Contribution and Distribution Agreement.

          (n)  "Employee" means any person, including an Officer or Director,
                --------
who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient, by itself, to constitute "employment" by the Company.

          (o)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

          (p)  "Fair Market Value" means, as of any date, the value of a share
                -----------------
of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market, the Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (q)  "Holder" means a person who has been granted or awarded an Option
                ------
or Stock Purchase Right or who holds Shares acquired pursuant to the exercise of an Option or Stock Purchase Right.

          (r)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

          (s)  "Independent Director" means a Director who is not an Employee of
                --------------------
the Company or BRE Properties, Inc.

          (t)  "Non-Qualified Stock Option" means an Option (or portion thereof)
                --------------------------
that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (u)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (v)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (w)  "Option Agreement" means a written agreement between the Company
                ----------------
and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (x)  "Parent" means any corporation, whether now or hereafter existing
                ------
(other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (y)  "Plan" means the VelocityHSI, Inc. 2000 Equity Incentive Plan.
                ----

          (z)  "Public Trading Date" means the first date upon which Common
                -------------------
Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

          (aa)   "Restricted Stock" means Shares acquired pursuant to the
                  ----------------
exercise of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 14 below.

          (bb)   "Restricted Stock Purchase Agreement" means a written agreement
                  -----------------------------------
between the Company and a Holder evidencing the terms and conditions of the issuance of Restricted Stock. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan.

          (cc)   "Rule 16b-3" means that certain Rule 16b-3 under the Exchange
                  ----------
Act, as such Rule may be amended from time to time.

          (dd)   "Section 16(b)" means Section 16(b) of the Exchange Act, as
                  -------------
such Section may be amended from time to time.

          (ee)   "Securities Act" means the Securities Act of 1933, as amended,
                  --------------
or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

          (ff)   "Service Provider" means an Employee, Director or Consultant.
                  ----------------

          (gg)   "Share" means a share of Common Stock, as adjusted in
                  -----
accordance with Section 15 below.

          (hh)   "Stock Purchase Right" means a right to purchase Common Stock
                  --------------------
pursuant to Section 14 below.

          (ii)   "Subsidiary" means any corporation, whether now or hereafter
                  ----------
existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 15 of
          -------------------------
the Plan, the shares of stock subject to Options or Stock Purchase Rights shall be shares of Common Stock. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 3,000,000 Shares plus that number of Shares which is necessary to issue one share of Common Stock for each five shares of BRE Common Stock subject to a BRE Option as provided in Section 26(a) of the Plan. Shares issued upon exercise of Options or Stock Purchase Rights may be authorized but unissued, or reacquired Common Stock. Subject to the limitations of this Section 3, if an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Subject to the limitations of this
Section 3, Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Right under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder. If Shares of

Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Code Section 422.

     4.   Administration of the Plan.
          --------------------------

          (a)  Administrator. Prior to the date of the Distribution, the Plan
               -------------
shall be administered by the Compensation Committee of the Board of Directors of BRE. From and after the date of the Distribution, the Plan shall be administered by a committee of the Board which the Board shall from time to time designate, and the term "Committee" shall refer to any person or persons to whom such authority has been delegated (and references in this Plan to the Board shall thereafter be to the Committee). The Committee shall consist solely of two or more Independent Directors each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a "non-employee director" within the meaning of Rule 16b-3. Within the scope of its authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then "covered employees," within the meaning of Section 162(m) of the Code and are not expected to be "covered employees" at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

          (b)  Powers of the Administrator. Subject to the provisions of the
               ---------------------------
Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

               (i)    to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine the number of Shares to be covered by each such award granted hereunder;

               (iv)   to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

               (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (vii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (viii) to amend the Plan or any Option or Stock Purchase Right granted under the Plan as provided in Section 17; and

               (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

          (c)  Effect of Administrator's Decision. All decisions, determinations
               ----------------------------------
and interpretations of the Administrator shall be final and binding on all Holders.

     5.   Eligibility.  Except as provided in Section 26, Non-Qualified Stock
          -----------
Options and Stock Purchase Rights may be granted to Service Providers and Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights. Except as provided in Section 26, Independent Directors shall only be eligible to be granted Options at the times and in the manner set forth in Section 12.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder's Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

          For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan, any Option nor any Stock Purchase Right shall confer upon a Holder any right with respect to continuing the Holder's employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) Except with respect to the Adjusted VelocityHSI Options issued pursuant to the Option Adjustment (each as defined in Section 26 below), no Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 500,000 Shares; provided, however, that with respect to each Optionee who is issued Adjusted VelocityHSI Options pursuant to the Option Adjustment under Section 26 hereof, the number of Adjusted VelocityHSI Options issued pursuant to the Option Adjustment shall be added to such limit for the year of the Distribution. With respect to the Adjusted VelocityHSI Options, no participant shall be granted, in any calendar year, Options or Stock Purchase Rights covering in excess of the number of shares of Common Stock required to make the Option Adjustment with respect to such participant prescribed by Section 26 hereof. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 15. For purposes of this Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 15), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

     7.   Term of Plan.  The Plan shall become effective as set forth in Section
          ------------
18 and shall continue in effect until it is terminated under Section 17. No Options or Stock Purchase Rights may be issued under the Plan after the tenth (10/th/) anniversary of the earlier of (i) the date upon which the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders.

     8.   Term of Option.  The term of each Option shall be stated in the Option
          --------------
Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Section 424 of the Code) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) Except as provided in Section 13, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                      (B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) To the extent required by applicable securities laws, in the case of a Non-Qualified Stock Option

                      (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of the grant.

                      (B) granted to any other Service Provider, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) with the consent of the Administrator, property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

     10.  Exercise of Option.
          ------------------

          (a)  Vesting; Fractional Exercises. Except as provided in Section 13,
               -----------------------------
Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement; provided, however, that prior to the Public Trading Date and to the extent required by applicable securities laws, except with regard to Options granted to Officers, Directors or Consultants, in no event shall an Option granted hereunder become vested and exercisable at a rate of less than twenty percent (20%) per year over five (5) years from the date the Option is granted, subject to reasonable conditions, such as continuing to be a Service Provider. An Option may not be exercised for a fraction of a Share.

          (b)  Deliveries upon Exercise. All or a portion of an exercisable
               ------------------------
Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

               (i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

               (ii) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

               (iii) Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), a Restricted Stock Purchase Agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

               (iv) In the event that the Option shall be exercised pursuant to Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

          (c)  Conditions to Delivery of Share Certificates. The Company shall
               --------------------------------------------
not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

               (ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

               (iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

               (iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

               (v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b), subject to Section 4(b)(vii).

          (d)  Termination of Relationship as a Service Provider. If a Holder
               -------------------------------------------------
ceases to be a Service Provider other than by reason of the Holder's disability or death, such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than thirty (30) days (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the date of the Holder's termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (e)  Disability of Holder. If a Holder ceases to be a Service Provider
               --------------------
as a result of the Holder's disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination; provided, however, that prior to the Public Trading Date, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve
(12) months following the date of the

Holder's termination. In the case of an Incentive Stock Option, if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one
(1) day following the date of such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (f)  Death of Holder. If a Holder dies while a Service Provider, the
               ---------------
Option may be exercised within such period of time as is specified in the Option Agreement provided, however, that prior to the Public Trading Date, such period of time shall not be less than six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Holder's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the date of the Holder's termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder's estate or, if none, by the person(s) entitled to exercise the Option under the Holder's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

          (f)  Extension of Exercisability. The Administrator may provide in a
               ---------------------------
Holder's Option Agreement that if the exercise of the Option following the termination of the Holder's status as a Service Provider or the Holder's tender of already-owned Shares or the sale of Shares pursuant to a "cashless exercise" in connection with such exercise would violate applicable federal or state securities laws, then the Option shall not terminate until the earlier to occur of (i) the expiration of the term of the Option or (ii) the expiration of a period of three (3) months immediately following the first date on which the exercise of the Option (or such tender of already-owned Shares or sale of Shares pursuant to a "cashless exercise") would not be in violation of such securities laws, as determined by the Administrator.

          (g)  Early Exercisability. The Administrator may provide in the terms
               --------------------
of a Holder's Option Agreement that the Holder may, at any time before the Holder's status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that subject to Section 22, Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

     11.  Non-Transferability of Options and Stock Purchase Rights.  Options and
          --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

     12.  Granting of Options to Independent Directors.  During the term of the
          --------------------------------------------
Plan, the following shall apply to a person who is an Independent Director as of the Public Trading Date, or a person who is initially elected to the Board following the Public Trading Date and who is an Independent Director at the time of such initial election:

          (a)  Annual Grants in Lieu of Director Fees. Independent Directors
               --------------------------------------
shall receive the following Options in lieu of cash for serving on the Board and attending meetings of the Board:

               (i)    Initial Grants Upon Becoming an Independent Director. Any
                      ----------------------------------------------------
person who becomes an Independent Director shall automatically receive an Option for 25,000 Shares effective as of the date of their appointment or election to the Board.

               (ii)   Subsequent Annual Grants. In addition to the Option
                      ------------------------
granted pursuant to clause (i) above, each Independent Director shall automatically receive an additional Option for 25,000 Shares on each anniversary of the date of grant of the Option received pursuant to clause (i) above.

          (b)  Additional Annual Grant for Chairman of the Board. The Chairman
               -------------------------------------------------
of the Board shall receive, in addition to the annual Option granted under subsection (a), an Option for 25,000 Shares upon becoming Chairman and an additional Option for 25,000 Shares on each subsequent anniversary date.

          (c)  Additional Annual Grant for Committee Membership. For serving on
               ------------------------------------------------
Board committees, Independent Directors (other than the Chairman of the Board) shall receive an additional annual Option for 3,000 Shares for each committee the director serves on, or for 5,000 Shares for serving as chairman of a committee, to be granted initially on the date the Plan is approved by the shareholders of the Company and thereafter on the date on which a director joins a committee or becomes chairman, and on each subsequent anniversary of the initial grant date; provided that no individual shall receive annual Options for more than 8,000 Shares pursuant to this subsection 12(c).

          (d)  Reload Grants. In the event an Independent Director exercises, in
               -------------
whole or in part, any Option granted under this Section 12 (including an Option granted under this subsection (d)) by delivering (or attesting to ownership of) Shares or having Shares withheld instead of paying cash, the Optionee, if then still an Independent Director, shall automatically receive on the date of such exercise a new Option (a "Reload Option") to purchase additional Shares equal to the number of Shares delivered to, or withheld by, the Company. The Reload Option shall have an exercise price equal to the Fair Market Value per Share on the date the Reload Option is granted, shall expire the same date as the expiration date of the original Option so exercised, and shall vest on the six month anniversary of the date on which the Reload Option is granted, provided that the Optionee holds all of the new Shares purchased (net of Shares withheld to pay taxes) under the original Option until such six-month anniversary; provided, however, that if the expiration date of the Reload Option is within six months of the date on which the Reload Option is granted, then the Reload Option shall vest on the date on which the Reload Option is granted. Notwithstanding the foregoing, a Reload Option shall vest sooner upon the occurrence of any of the following: (1) a Change in Control (as defined in the Option Agreement), (2) the Optionee's retirement from the Board, or (3) the Optionee's death, disability or personal hardship as determined by the Committee.

          (e) All the foregoing Option grants authorized by this Section 12 are subject to stockholder approval of the Plan and, pursuant to Section 10(h) above, shall be immediately exercisable with respect to all Shares covered thereby. Any such exercise shall be conditioned upon the Optionee entering into a Restricted Stock Purchase Agreement with respect to any unvested Shares. In the event that the Option is so exercised, the Shares subject to such Option shall vest and/or be released from the Company's repurchase right (as set forth in the Restricted Stock Purchase Agreement) according to the vesting schedule set forth in subsection (d) above or Section 13 below, as applicable.

     13.  Terms of Options Granted to Independent Directors.  The per Share
          -------------------------------------------------
price of each Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted. Subject to Section 12(e), each Option granted to an Independent Director pursuant to Section 12(a), 12(b) or 12(c) shall vest in cumulative monthly installments of 1/12 of the Shares subject to such Option on each of the monthly anniversaries of the date of the Option grant, commencing with the first such monthly anniversary, subject to the Optionee's continuing service as a director, chairman or committee member (as applicable), such that each Option shall be one hundred percent (100%) vested on the first anniversary of its date of grant. Subject to Section 10, the term of each Option granted to an Independent Director pursuant to Section 12(a), 12(b) or 12(c) shall be ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at the time of an Independent Director's termination of membership on the Board (or as chairman or member of a committee, as applicable) shall thereafter become exercisable.

     14.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase. Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b)  Repurchase Right. Unless the Administrator determines otherwise,
               ----------------
the Restricted Stock Purchase Agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser's status as a Service Provider for any reason. Subject to Section 22, the purchase price for Shares repurchased by the Company pursuant to such repurchase right and the rate at which such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock Purchase Agreement.

          (c)  Other Provisions. The Restricted Stock Purchase Agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d)  Rights as a Shareholder. Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15.

     15.  Adjustments upon Changes in Capitalization, Merger or Asset Sale.
          ----------------------------------------------------------------

          (a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

               (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Stock Purchase Rights may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

               (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and


               (iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

          (b) In the event of any transaction or event described in Section 15(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

               (i) To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder's rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

               (ii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby and that some or all shares of such Restricted Stock shall cease to be subject to restrictions, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

               (iii) To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

               (iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and

               (v) To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock Purchase Agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock Purchase Agreement.

          (c) Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Option, Stock Purchase Right, or Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

          (d) If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 15(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options, Stock Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to
(i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase Rights shall be terminated if not exercised prior to the closing of the Acquisition.

          (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option Agreement or any Restricted Stock Purchase Agreement would so qualify, then this Plan and any such agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any such agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Option Agreement or Restricted Stock Purchase Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

          (f) The existence of the Plan, any Option Agreement or Restricted Stock Purchase Agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     16.  Time of Granting Options and Stock Purchase Rights.  The date of grant
          --------------------------------------------------
of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     17.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination. The Board may at any time wholly or
               -------------------------
partially amend, alter, suspend or terminate the Plan. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in
Section 15, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under
Section 7.

          (b)  Stockholder Approval. The Board shall obtain stockholder approval
               --------------------
of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c)  Effect of Amendment or Termination. No amendment, alteration,
               ----------------------------------
suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

     18.  Stockholder Approval.  The Plan shall be submitted for the approval of
          --------------------
the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that such Options, Stock Purchase Rights and Restricted Stock shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve month period, all Options, Stock Purchase Rights and Restricted Stock previously granted or awarded under the Plan shall thereupon be canceled and become null and void.

     19.  Inability to Obtain Authority.  The inability of the Company to obtain
          -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     21.  Information to Holders and Purchasers.  Prior to the Public Trading
          -------------------------------------
Date and to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall provide to each Holder and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Holder or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. Notwithstanding the preceding sentence, the Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

     22.  Repurchase Provisions.  The Administrator in its sole discretion may
          ---------------------
provide that the Company may repurchase Shares acquired upon exercise of an Option or Stock Purchase Right upon the occurrence of certain specified events, including, without limitation, a Holder's termination as a Service Provider, divorce, bankruptcy or insolvency; provided, however, that any such repurchase right shall be set forth in the applicable Option Agreement or Restricted Stock Purchase Agreement or in such other agreement as the Administrator may determine and, provided further, that to the extent required by Section 260.140.41 and/or
Section 260.140.42 of Title 10 of the California Code of Regulations, any such repurchase right set forth in an Option or Stock Purchase Right granted prior to the Public Trading Date to a person who is not an Officer, Director or Consultant shall be upon the following terms: (i) if the repurchase option gives the Company the right to repurchase the shares upon termination as a Service Provider at not less than the Fair Market Value of the shares to be purchased on the date of termination of status as a Service Provider, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or in the case of shares issued upon exercise of Options or Stock Purchase Rights after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Administrator and the Plan participant and (B) the right terminates when the shares become publicly traded; and (ii) if the repurchase option gives the Company the right to repurchase the Shares upon termination as a Service Provider at the original purchase price of such Shares, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares per year over five (5) years from the date the Option or Stock Purchase Right is granted (without respect to the date the Option or Stock Purchase Right was exercised or became exercisable) and (B) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares within ninety (90) days of termination of status as a Service Provider (or, in the case of shares issued upon exercise of Options or Stock Purchase Rights, after such date of termination, within ninety
(90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Plan participant.

     23.  Participant Representations.  The Company may require a Plan
          ---------------------------
participant, as a condition to the grant or exercise of, or acquisition of stock under, any Option or Stock Purchase Right, (i) to give written representations satisfactory to the Company as to the participant's knowledge and experience in financial and business matters, and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and to give written representations satisfactory to the Company that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; (ii) to give written representations satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant's own account and not with any present intention of selling or otherwise distributing the stock; and (iii) to give such other written representations as are deemed necessary or appropriate by the Company and its counsel. The foregoing requirements, and any representations given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     24.  Governing Law.  The validity and enforceability of this Plan shall be
          -------------
governed by and construed in accordance with the laws of the State of California without regard to otherwise governing principles of conflicts of law.

     25.  Restrictions on Shares.  Shares purchased upon the exercise of an
          ----------------------
Option or Stock Purchase Right shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares. Such terms and conditions may, in the Administrator's sole discretion, be contained in the applicable Option Agreement, Restricted Stock Purchase Agreement, Exercise Notice or in such other agreement as the Administrator shall determine, in each case in a form determined by the Administrator in its sole discretion. The issuance of such Shares shall be conditioned on the Holder's consent to such terms and conditions or the Holder's entering into such agreement or agreements.

     26.  Provisions Regarding the Distribution.
          -------------------------------------

          (a) Immediately prior to the Distribution, all outstanding options to purchase BRE Common Stock granted under any of BRE's stock option or stock incentive plans (each, a "BRE Option") shall be adjusted (the "Option Adjustment") such that (i) each holder of a BRE Option shall also be issued an option to purchase one share of Common Stock for each five shares of BRE Common Stock subject to the BRE Option (each adjusted option to purchase Common Stock, an "Adjusted VelocityHSI Option"), and (ii) the exercise price of the BRE Option shall be reduced as more fully described in the following sentence (each adjusted option to purchase BRE Common Stock, an "Adjusted BRE Option"). Pursuant to the Option Adjustment, the intrinsic value of the BRE Options immediately prior to the Distribution shall be preserved immediately after the Distribution, and the exercise price of the BRE Options shall be allocated between the Adjusted BRE Options and the Adjusted VelocityHSI Options based upon the relative values of the BRE Common Stock and the Company's Common Stock.

          (b) Following the date of the Option Adjustment, all Adjusted VelocityHSI Options which are issued as a result of BRE Options granted under any of BRE's stock option or stock incentive plans shall be subject to the terms of the applicable option agreement and the terms of this Plan, to the extent that it is not inconsistent with the terms of the applicable option agreement, and all Adjusted BRE Options shall be subject to the terms of the applicable BRE stock option or stock incentive plan and any applicable option agreement.

          (c) For purposes of this Plan, with respect to Adjusted VelocityHSI Options held by persons who are service providers to BRE as a result of the Option Adjustment, references to service or termination of service in this Plan and in the applicable option agreement shall be deemed to refer to service or termination of service with BRE and its subsidiaries or affiliates.

                                       20